SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 16:-SUBSEQUENT EVENTS

During December 2019, China alerted the world health organization (WHO) of the outbreak of the Corona virus ("COVID-19"). Since then, more cases have been diagnosed, also in other countries ("coronavirus outbreak"). With the development of the coronavirus outbreak, many countries have required entities to limit or suspend business operations and implemented travel restrictions and quarantine measures. These measures and policies have significantly disrupted (or are expected to disrupt) the activities of many entities. The impacts of the global emergence of the COVID-19 disease on the Company's business are currently unknown. The Company will continue to actively monitor the situation and may take further actions that alter our business operations.